UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2007

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction)	(Commission	(I.R.S. Employer of incorporation
	File Number)	Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT		84095
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On January 16, 2007, Headwaters Incorporated  (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $135.0 million aggregate principal amount of its 2.50% Convertible Senior Subordinated Notes due 2014 (the “Notes”) to J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc. (collectively, the “Initial Purchasers”), plus up to an additional $25 million of aggregate principal amount of Notes to cover any over-allotments.  The over-allotment option has been exercised in full.  The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $154.8 million.  A copy of the Purchase Agreement is attached hereto as Exhibit 10.1, is incorporated herein by reference, and is hereby filed; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.  A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.

The closing of the sale of $160 million in aggregate principal amount of the Notes occurred on January 22, 2007. The Notes and the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes are governed by an indenture, dated as of January 22, 2007 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the descriptions of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and Notes, respectively.

The Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 33.9236 shares of Common Stock per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $29.48 per share), subject to adjustment, prior to the close of business on the business day immediately preceding December 11, 2013 only under the following circumstances:  (1) during any fiscal quarter commencing after March 31, 2007, if the last reported sale price of the common stock for at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each applicable trading day; (2) during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price per note for each day of that measurement period was less than 98% of the product of the last reported sale price of our common stock and the applicable conversion rate on each such day; or (3) upon the occurrence of specified corporate events.  On and after December 1, 2013 until the close of business on the third business day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the foregoing circumstances.  Upon conversion, we will pay cash up to the principal amount of notes converted and deliver shares of our common stock to the extent the daily conversion value exceeds the proportionate principal amount based on a 20 trading-day observation period.

The Notes will bear interest at a rate of 2.50% per year, payable semiannually in arrears in cash on February 1 and August 1 of each year, beginning on August 1, 2007. The Notes will mature on February 1, 2014.

The holders of the Notes who convert their Notes in connection with a “fundamental change,” as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a fundamental change, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes rank equal in right of payment to all of the Company’s other existing and future senior subordinated debt, including indebtedness under the Company’s 2 7/8% Convertible Senior Subordinated Notes due 2016.  The Notes will rank senior in right of payment to all of the Company’s existing and future subordinated debt and junior to all of the Company’s existing and future senior debt.  The Notes are effectively subordinated in right of payment to the liabilities of the Company’s subsidiaries.

In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of January 22, 2007, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to use its reasonable efforts to cause to become effective within 180 days after the closing of the offering of the Notes, a shelf registration statement with respect to the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes. The Company will use its reasonable efforts to keep the shelf registration statement effective for a period of two years after the closing of the offering of the Notes or until the earlier of (i) the sale or transfer pursuant to a shelf registration statement of all of the Notes and Common Stock issuable upon conversion of the Notes, and (ii) the date when holders (other than holders that are the Company’s “affiliates”) of the Notes and Common Stock issuable upon conversion of the Notes are able to sell all such securities immediately without restriction. The Company will be required to pay additional interest, subject to some limitations, to the holders of the Notes if it fails to comply with its obligations to register the Notes and the Common Stock issuable upon conversion of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to its Common Stock (the “Purchased Call Options”) with JPMorgan Chase Bank, National Association, London Branch (the “Dealer”).  The Purchased Call Options will cover, subject to customary anti-dilution adjustments, approximately 5.4 million shares of Common Stock at a strike price which corresponds to the initial conversion price of the Notes. The Company paid an aggregate amount of approximately $44.2 million for the Purchased Call Options.  A copy of the agreement relating to the convertible note hedge transaction (the “Purchased Call Option Confirmation”) attached hereto as Exhibits 4.3 is incorporated herein by reference, and is hereby filed; the description of the Purchased Call Option Confirmation in this report is a summary and is qualified in its entirety by the terms of the Purchased Call Option Confirmation.

The Company also entered into separate warrant transactions whereby the Company has sold to the Dealer warrants to acquire, subject to customary anti-dilution adjustments, approximately 5.4 million shares of Common Stock (the “Sold Warrants”) at a strike price of $35.00 per share of Common Stock.  The Sold Warrants will be exercisable and will expire on May 1, 2014, subject to a “market disruption event” as defined in the Warrant. The Company received aggregate proceeds of approximately $32.4 million from the sale of the Sold Warrants.  A copy of the agreement relating to the warrant transaction (the “Sold Warrant Confirmation”) attached hereto as Exhibit 4.4 is  incorporated herein by reference, and is hereby filed; the description of the Sold Warrant Confirmation in this report is a summary and is qualified in its entirety by the terms of the Sold Warrant Confirmation.

The Purchased Call Options and Sold Warrants are separate contracts entered into by the Company with the Dealer, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Purchased Call Options are expected to offset the potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Purchased Call Options, which corresponds to the initial conversion price of the Notes and is simultaneously subject to certain customary adjustments.

If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Purchased Call Options, the Purchased Call Options entitle the Company to receive from the Dealer net shares of Common Stock, cash or a combination of shares of Common Stock and cash, depending on the consideration paid on the underlying Notes, based on the excess of the then current market price of the Common Stock over the strike price of the Purchased Call Options. Additionally, if the market price of the Common Stock at the time of exercise of the Sold Warrants exceeds the strike price of the Sold Warrants, the Company will owe the Dealer net shares of Common Stock or cash, not offset by the Purchased Call Options, in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Sold Warrants.

These transactions will generally have the effect of increasing the conversion price of the Notes to $35.00 per share of Common Stock, representing an approximately 51.4% premium based on the last reported bid price of $23.12 per share on January 16, 2007.

The Sold Warrants and the underlying Common Stock issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 22, 2007, the Company issued $160.0 million aggregate principal amount of the Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

The Notes will bear interest at a rate of  2.50% per year, payable semiannually in arrears in cash on February 1 and August 1 of each year, beginning on August 1, 2007.  The Notes will mature on February 1, 2014.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

On January 16, 2007, the Company agreed to sell $135.0 million aggregate principal amount of the Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act, plus up to an additional $25 million of aggregate principal amount of Notes to cover any over-allotments. The over-allotment option was exercised in full.  The net proceeds from the sale of $160 million in aggregate principal amount of Notes, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $154.8 million. The Initial Purchasers received an aggregate commission of $4.8 million in connection with the offering of the Notes.

The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4 (2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the

Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

On January 22, 2007, pursuant to the Sold Warrants, the Company agreed to sell Sold Warrants to acquire, subject to customary anti-dilution adjustments, approximately 5.4 million shares of Common Stock at a strike price of $35.00 per share of Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company received aggregate proceeds of approximately $32.4 million from the sale of the Sold Warrants.

Additional information pertaining to the Notes and the Sold Warrants is contained in Item 1.01 and is incorporated herein by reference.

Neither the Sold Warrants nor the underlying Common Stock issuable upon conversion of the Sold Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description
4.1

Indenture related to the 2.50% Convertible Senior Subordinated Notes due 2014, dated as of January 22, 2007, between Headwaters Incorporated and Wells Fargo Bank, National Association, as trustee (including form of 2.50% Convertible Senior Subordinated Note due 2014).

4.2

Registration Rights Agreement, dated as of January 22, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

4.3	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

4.4	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

10.1

Purchase Agreement, dated January 16, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

99.1	Press release of Headwaters Incorporated dated as of January 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Date: January 22, 2007	By:	/s/ Kirk A. Benson
	Name:	Kirk A. Benson
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description
4.1

Indenture related to the 2.50% Convertible Senior Subordinated Notes due 2014, dated as of January 22, 2007, between Headwaters Incorporated and Wells Fargo Bank, National Association, as trustee (including form of 2.50% Convertible Senior Subordinated Note due 2014).

4.2

Registration Rights Agreement, dated as of January 22, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

4.3	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

4.4	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

10.1

Purchase Agreement, dated January 16, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

99.1	Press release of Headwaters Incorporated dated as of January 22, 2007.